Exhibit 99.1

SERIAL NUMBER: 2004SOP-131

CELSION CORPORATION

2004 STOCK INCENTIVE PLAN

STOCK OPTION GRANT AGREEMENT

THIS GRANT AGREEMENT (this “Agreement”) is made and entered into as of the 12 day of March 2007, by and between CELSION CORPORATION (the “Corporation”), a Delaware corporation, and Augustine Chow Pak Yu, an individual employed by or performing services for the Corporation (“Grantee”).

ARTICLE 1

GRANT OF OPTION

Section 1.1 Grant of Options. Subject to the provisions of this Agreement, and pursuant to the provisions of the Celsion Corporation 2004 Stock Incentive Plan (the “Plan”), the Corporation hereby grants to Grantee, as of the Grant Date specified in Attachment A, a Stock Option (the “Option”) of the type stated in Attachment A to purchase all or any part of the number and class of shares of Common Stock set forth on Attachment A (“Shares”) at the exercise price per share (“Option Price”) set forth in Attachment A.

Section 1.2 Term of Options. Subject to earlier termination in accordance with the remaining provisions of this Agreement, the Plan or otherwise, any unexercised portion of the Option shall expire at 5:00 p.m. Columbia, Maryland time on the expiration date specified in Attachment A. In no event will the Option expire later than the day prior to the tenth (10th) anniversary of the grant date (the “Grant Date”) set forth in Attachment A.

ARTICLE 2

VESTING

Section 2.1 Vesting Schedule. Subject to earlier termination or acceleration in accordance with the remaining provisions of this Agreement, the Plan or otherwise, the Option will vest on the dates (each, a “Vesting Date”), and with respect to the number of Shares, specified in Attachment A, provided that the Shares subject to vesting on a particular Vesting Date shall so vest only if Grantee shall have been in the continuous employ of or affiliation (as a consultant or director) with the Corporation from the Grant Date through such Vesting Date.

Section 2.2 Acceleration Upon Change of Control. Notwithstanding any language to the contrary contained herein, if this Agreement is in effect at the time of the occurrence of a “Change of Control” event, all Options granted hereunder not then vested shall automatically fully vest and become immediately exercisable simultaneously with the occurrence of such Change of Control event. For purposes of this Agreement, “Change of Control” event, means (A) if any Person, or combination of Persons (as hereinafter defined), or any affiliate of any of the above, is or becomes the “beneficial owner” (as defined in Rule l3d-3 promulgated under the Securities Exchange Act of 1934) directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the total number of outstanding shares of common stock of the Corporation; (B) if individuals who, on the date of this Agreement, constitute the Board (the “Incumbent Directors”) cease, for any reason, to constitute at least a majority thereof, provided that any new director whose election was approved by a vote of at least seventy-five percent (75%) of the Incumbent Directors (or directors theretofore approved by the Incumbent Directors) shall be treated as an Incumbent Director; or (C) the Corporation sells substantially all of its assets to a purchaser other than a subsidiary. For purposes hereof, “person” shall mean any individual, partnership, joint venture, association, trust, or other entity, including a “group” deemed to be so for purposes of Section 3(d)(3) of the Securities Exchange Act of 1934.

ARTICLE 3

EXERCISE OF OPTION

Section 3.1 Exercisability of Option. No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

Section 3.2 Manner of Exercise. The vested portion of the Option may be exercised, in whole or in part, at any time or from time to time, by delivering written notice to the Compensation Committee of the Board of Directors or such committee or the whole Board of Directors as may be discharging the duties normally assigned to a compensation committee (the “Committee”) in the form attached hereto as Attachment B or in such other form as the Committee may prescribe from time to time. Such notice shall specify the number of Shares subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Option Price of the Shares as to which the Option is being exercised. Payment of the Option Price shall be made in cash (or cash equivalents acceptable to the Committee in the Committee’s discretion). In the Committee’s sole and absolute discretion, the Committee may authorize payment of the Option Price to be made, in whole or in part, by such other means as the Committee may prescribe. The Option may be exercised only in multiples of whole Shares and no partial Shares, or scrip in lieu thereof, shall be issued.

Section 3.3 Issuance of Shares and Payment of Cash upon Exercise. Upon exercise of the Option, in whole or in part, in accordance with the terms of this Agreement and upon payment of the Option Price for the Shares as to which the Option is exercised, the Corporation shall issue to Grantee or, in the event of Grantee’s death, to Grantee’s executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, the number of Shares so paid for, in the form of fully paid and nonassessable Shares. The stock certificates for any Shares issued hereunder shall, if such Shares are not registered or an exemption from registration is not available under applicable federal and state law, bear a legend restricting transferability of such shares.

ARTICLE 4

TERMINATION OF EMPLOYMENT

Section 4.1 Unvested Portion. Subject to earlier termination in accordance with the remaining provisions of this Agreement, the Plan or otherwise, the unvested portion of the Option shall terminate upon termination of Grantee’s employment by or affiliation (as a consultant or director) with the Corporation for any reason.

Section 4.2 Vested Portion Upon Termination of Employment or Affiliation for Reason Other Than Death or Disability. Subject to earlier termination in accordance with the terms of this Agreement, the Plan or otherwise, and to the terms of any other controlling agreement extending the time for exercise, any vested but unexercised portion of the Option shall terminate (i) immediately upon termination of Grantee’s employment by or affiliation (as a consultant or director) with the Corporation by resignation or for “cause” or (ii) ninety (90) days after termination of Grantee’s employment by or affiliation (as a consultant or director) with the Corporation for any other reason except the Grantee’s death or Disability. If Grantee is a party to a written employment agreement with the Corporation which contains a definition of “cause”, “termination for cause” or any other similar term or phrase, determination of whether Grantee is terminated for “cause” pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation, then for purposes of this Section 4.2, “cause” shall mean (a) the failure by the Grantee to perform his or her duties as assigned by the Corporation in a reasonable manner; (b) any act by the Grantee of dishonesty or bad faith with respect to the Corporation; or (c) the commission by the Grantee of any act, misdemeanor, or crime reflecting unfavorably upon Grantee or the Corporation. The good faith determination by the Committee of whether the Grantee’s employment was terminated by the Corporation for “cause” shall be final and binding for all purposes.

Section 4.3 Vested Portion Upon Grantee’s Death. Subject to earlier termination in accordance with the terms of this Agreement, the Plan or otherwise, and to the terms of any other controlling agreement extending the time for exercise, upon Grantee’s death Grantee’s executor, personal representative or the person to whom the

Option shall have been transferred by will or the laws of descent and distribution (Grantee’s “Representative”), as the case may be, may exercise all or any part of the vested portion of the Option, at any time or from time to time during the period of twelve (12) months after the date Grantee dies, or, if shorter, the remainder of the term of the Option as provided herein.

Section 4.4 Vested Portion Upon Termination of Employment or Affiliation by Reason of Disability. Subject to earlier termination in accordance with the terms of this Agreement, the Plan or otherwise, and to the terms of any other controlling agreement extending the time for exercise, in the event that Grantee ceases, by reason of Disability, to be an employee of or affiliated (as a consultant or director) with the Corporation, the vested portion of the Option may be exercised in whole or in part by the Grantee or the Grantee’s legal representative or guardian or person legally acting in a similar capacity (Grantee’s “Guardian”), if any, at any time or from time to time during the period of twelve (12) months after the date of Disability (determined as provided below) or, if shorter, the remainder of the term of the Option as provided herein. For purposes of this Agreement, Disability shall be as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended and the rules and regulations thereunder, or any success or statute thereto and the rules and regulations thereunder (the “Code”), and shall be determined by the Committee, with its determination on the matter being final and binding for all purposes.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall be construed as an employment, consulting or similar services contract between the Corporation (or an affiliate) and Grantee, or as a contractual right of Grantee to continue as an employee or, consultant to the Corporation (or an affiliate) or in any similar capacity, or as a limitation of the right of the Corporation (or an affiliate) to discharge Grantee at any time.

Section 5.2 No Rights of Stockholder. Grantee (or, in the case of death or disability, Grantee’s Representative or Guardian) shall not have any of the rights of a stockholder with respect to the Shares that may be issued upon the exercise of the Option until such Shares have been fully paid for and duly issued thereto upon the due exercise of the Option.

Section 5.3 Notice of Disqualifying Disposition. If Grantee makes a disposition (as that term is defined in §424(c) of the Code) of any Shares acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the Shares are transferred to Grantee, Grantee shall notify the Committee of such disposition in writing, setting forth, in reasonable detail, the terms and circumstances of such disposition.

Section 5.4 Withholding of Taxes. The Corporation or any affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of Shares) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in §424(c) of the Code) of Shares acquired pursuant to the exercise of the Option. In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Corporation or an affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Corporation may refuse to issue any certificate for Shares until such time, if any, as arrangements satisfactory to the Committee for such payment have been made.

Section 5.5 Nontransferability of Option. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution. During the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee’s Guardian.

Section 5.6 Agreement Subject to Charter and Bylaws. This Agreement is subject to the Charter and Bylaws of the Corporation, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Delaware.

Section 5.7 Gender and Number. Except as the context otherwise requires, terms used herein in the singular shall extend to and include the plural, terms used in the plural shall extend to and include the singular and works used in either gender or the neuter shall extend to and include each other gender or be neutral.

Section 5.8 Headings. Captions to and headings of the various provisions hereof are solely for the convenience of the parties, are not a part of this agreement, and shall not be used for the interpretation of or determination of the validity of this Agreement or any term or provision hereof.

Section 5.9 Notices. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered, sent by courier or reputable overnight delivery company, transmitted by facsimile, e-mail or other electronic means (provided that the party giving such notice or effecting such communication receives confirmation of transmittal thereof), or mailed by certified mail, addressed to Grantee at the address or facsimile number contained in the records of the Corporation, or addressed to the Committee, care of the Corporation for the attention of its Secretary at its principal office. Any notice or other communication shall be deemed given on the date of actual delivery, if hand delivered, on the business day next succeeding the date of dispatch, if sent by courier or delivery company or if transmitted by facsimile, e-mail or similar electronic means, and on the third business day following dispatch if mailed.

Section 5.10 Entire Agreement; Modification. The Agreement, including Attachments A and B hereto, which are incorporated herein by reference and made a part hereof, together with the Plan and any other agreement that makes reference hereto or to the Plan contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

Section 5.11 Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and Grant Agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Grantee acknowledges by signing this Agreement that he or she has received and reviewed a copy of the Plan.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

ATTEST:	CELSION CORPORATION

	By:			(SEAL)
Name:		Name:	Anthony P. Deasey
Title:		Title:	Executive Vice President and Chief Operating Officer

WITNESS:	GRANTEE

(SEAL)
Name:

SERIAL NUMBER: 2004SOP-131

ATTACHMENT A

Grantee:	Augustine Chow

Type of Option:	Non Qualified Stock Option Plan

Grant Date:	March 12, 2007

Number and Class of Shares:	30,000 shares of Common Stock

Exercise Price Per Share:	$4.55

Expiration Date:	March 12, 2017

Termination Date:

Subject to any exceptions set out in the Agreement, the Option terminates at the following times after your termination of employment or affiliation with the Corporation:

After an option becomes exercisable, the option may be exercised until the earlier of,

(1) 3 years after the Board Service ends,

(2) Expiration of Option.

Vesting Schedule:

The Option shall become vested with respect to:

30,000	of the shares subject to Option on March 12, 2008.

Exercise Schedule:

These options may be exercised on the earlier of:

(1) 3 years from the grant of the option,

(2) 6 months after the termination of board service.

ATTACHMENT B

EXERCISE FORM

Celsion Corporation

10220-L Old Columbia Road

Columbia, MD 21046-1705

Gentlemen:

1. Exercise of Stock Option. I hereby exercise the Non Qualified Stock Option (the “Stock Option”) granted to me on March 12, 2007, by Celsion Corporation (the “Corporation”), subject to all the terms and provisions thereof and of the Celsion Corporation 2004 Stock Incentive Plan (the “Plan”), and notify you of my desire to purchase                      shares (the “Shares”) of Common Stock of the Corporation at a price of $                     per Share pursuant to the exercise of said Stock Option.

2. Information about the Corporation. I am aware of the Corporation’s business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares.

3. Tax Consequences. I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

4. Tax Withholding. I understand that, in the case of a nonqualified stock option, I must submit upon demand from the Corporation an amount in cash or cash equivalents sufficient to satisfy any federal, state or local tax withholding applicable to this Stock Option exercise, in addition to the purchase price enclosed, or make such other arrangements for such tax withholding that are satisfactory to the Corporation, in its sole discretion, in order for this exercise to be effective.

5. Unregistered Shares. The following shall apply in the event the Shares purchased herein are not registered under the Securities Act of 1933, as amended:

(a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

(b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption provided by Section 3(b) of the Act for employee benefit plans, contained in Rule 701 promulgated thereunder, or in lieu thereof upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

(c) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the Shares, I understand that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

(d) The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

(e) The certificates for the shares to be issued to me shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

Total Amount Enclosed: $

Date:
(Optionee)

Received by Celsion Corporation

On: , 20

By: